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                                                                      Exhibit 23
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-08631 and 333-79475) of First Coastal Corporation and subsidiary, of our report dated February 9, 2001 relating to the consolidated financial statements which appear in the Annual Report to Stockholders, which report is incorporated in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP
Portland, Maine
March 29, 2001